AmericaFirst Absolute Return Fund

Class A: ABRFX  Class U: ABRUX  Class I: ABRWX

SUMMARY PROSPECTUS

NOVEMBER 1, 2011

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.afcm-portfolios.com/mutual-funds.html. You can also get this information at no cost by calling 1-877-217-8363, emailing info@afcm-quant.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY – AMERICAFIRST ABSOLUTE RETURN FUND

Investment Objective: The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy Shares on page 28 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses[1]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	2.46%	2.96%	1.96%

1 The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$737	$1,228	$1,745	$3,156
Class U	$542	$1,143	$1,768	$3,448
Class I	$199	$615	$1,057	$2,285

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2011 was 575%.

Principal Investment Strategies:

The Fund seeks to achieve its objective by investing in a broad range of asset classes and sectors, some of which are historically uncorrelated to the equity and fixed income markets. The Fund may also sell short equity and fixed income securities.  The Fund will invest in securities regardless of market capitalization and regardless of industry sector.  With regard to fixed income securities, the advisor will typically invest in U.S. Treasury securities.  However, the Fund may invest in other fixed income securities regardless of maturity or credit rating.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, shares of mutual funds (i.e., open-end management investment companies or "open-end funds"), closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios") and real estate investment trusts (“REITs”). For purposes of the strategy, we define Exchange Traded Portfolios to include open-end funds and unit investment trusts ("UITs") registered under the Investment Company Act of 1940 (commonly referred to as "exchange-traded funds" or "ETFs"), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange. Open-end funds, closed-end funds and exchange traded portfolios are collectively referred to as "Acquired Funds". It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.

The Fund may also invest in ETFs with inverse market exposure.  Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market direction.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.

Although not anticipated to be the case frequently, the Fund will sell equities short when the advisor's proprietary quantitative analysis indicates that current securities prices (either for an index ETF or an individual security) are overpriced and the Fund has an opportunity to achieve positive returns from shorting securities rather than holding them long.  Shorting individual securities will be utilized only when inverse ETFs are not available to gain the desired market sector exposure.

The Fund will rebalance its holdings, based on the quantitative models, on an at least quarterly basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

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Acquired Fund Strategy Risk.  Each Acquired Fund is subject to specific risks, depending on the nature of the Acquired Fund.  These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.

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Commodity Related Risk. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities due to changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

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Fixed Income Risk. When the Fund invests in fixed income securities, or Acquired Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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High-Yield Risk.  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.

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Inverse ETF Risk.  Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies.  Inverse ETFs contain all of the risks that regular ETFs present.  Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged.  Inverse ETFs contain all of the risks that regular ETFs present.

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Limited History of Operations. The Fund is a relatively new mutual fund and has a limited history of operations.

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Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk.  The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, Acquired Funds or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.

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Tracking Risk.  Investment in the Fund should be made with the understanding that the Acquired Funds in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

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Turnover Risk:  Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: Because the Fund is a new fund and does not yet have a full calendar of investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Updated performance information will be available at no cost by calling 1-877-217-8363 and on the Fund’s website at www.afcm-quant.com.

Advisor:  AmericaFirst Capital Management, LLC is the Fund's investment advisor.

Portfolio Manager:  Rick Gonsalves, the co-founder and President of the advisor, serves as the Fund's Portfolio Manager.  He has served the Fund in this capacity since the Fund commended operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Funds is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.